                                                                     EXHIBIT 4.1

                     CENTENNIAL SPECIALTY FOODS CORPORATION
   NUMBER                                                               SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
             AUTHORIZED: 47,000,000 COMMON SHARES, $.0001 PAR VALUE

THIS CERTIFIES THAT                                            SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             -------------------
                                                              CUSIP 151368 10 7
                                                             -------------------
IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

                     CENTENNIAL SPECIALTY FOODS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder by acceptance thereof assents. This Certificate is not valid unless countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

     Dated:

              J. Michael Miller                         Jeffrey R. Nieder
          CHIEF EXECUTIVE OFFICER                      PRESIDENT/SECRETARY

                              CENTENNIAL SPECIALTY
                               FOODS CORPORATION
                                   CORPORATE
                                      SEAL
                                    DELAWARE


                      COUNTERSIGNED:
                      CORPORATE STOCK TRANSFER, INC.
                      3200 Cherry Creek Drive South, Suite 430, Denver, CO 80209

                      By:
                         -------------------------------------------------------
                             Transfer Agent and Registrar Authorized Officer


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                     CENTENNIAL SPECIALTY FOODS CORPORATION

                           TRANSFER FEE: AS REQUIRED


The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, so far as the same have been fixed, and the qualifications, limitations or restrictions of such preferences and/or rights, and the number of shares constituting each such class and series.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common    UNIF GIFT MIN ACT - ...............Custodian for...........
                                                            (Cust.)                  (Minor)
TEN ENT   -as tenants by the entireties           under Uniform Gifts to Minors

JT TEN    -as joint tenants with right of         Act of......................................
           survivorship and not as tenants                          (State)
           in common

          Additional abbreviations may also be used though not in the above list.

          For value received.............................hereby sell, assign and transfer unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                         -----------------------------
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                         -----------------------------
               Please print or type name and address of assignee

     .....................................................................

     .....................................................................

     .....................................................................

     .....................................................................

     of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

      ....................................................................

      ....................................................................
      Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

      Dated.............................20.............

SIGNATURE GUARANTEED:                        X............................

                                             X............................


  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Bank, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.